Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this “Amendment”) dated as of March 4, 2005, by and among Devon Energy Corporation, a Delaware corporation (“US Borrower”), Northstar Energy Corporation, a Nova Scotia unlimited liability company, and Devon Canada Corporation, a Nova Scotia unlimited liability company (“Canadian Borrowers”), Bank of America, N.A., individually and as administrative agent (“Administrative Agent”), and the Lenders party to this Amendment.

W I T N E S S E T H:

      WHEREAS, US Borrower and Canadian Borrowers (collectively, “Borrowers”), Administrative Agent and Lenders entered into that certain Credit Agreement dated as of April 8, 2004 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrowers as therein provided;

      WHEREAS, Borrowers, Administrative Agent and Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

      § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

      § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

      “Amendment” means this First Amendment to Credit Agreement.

      “Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

      § 2.1 Defined Terms. The definition of “Maturity Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

      “Maturity Date” means the later of (a) April 8, 2010, and (b) if maturity is extended pursuant to Section 4.08, such extended maturity date as determined pursuant to Section 4.08 (it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension).

      § 2.2. Extension of Maturity Date.

      (a) The second sentence of Section 4.08(b) of the Original Agreement which reads:

“If so extended, the Maturity Date, as to the Consenting Lenders, shall be extended to the same date in the following year, effective as of the Maturity Date then in effect (such existing Maturity Date being the “Extension Effective Date”).”

is hereby amended to read as follows:

“If so extended, the Maturity Date, as to the Consenting Lenders, shall be extended to the same date in the following year, effective as of the date of such extension by the Consenting Lenders (such effective date being the “Extension Effective Date”).”

      (b) Clause (i) of the third sentence of Section 4.08(b) which reads:

“(i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and”

is hereby amended to read as follows:

“(i) certifying that such extension has been duly authorized by such Loan Party and”

      (c) The last two sentences of Section 4.08(b) are hereby amended in their entirety to read as follows:

“The US Borrower shall prepay US Committed Loans outstanding on the Maturity Date with respect to any Lender that did not consent to an extension of such Maturity Date pursuant to Section 4.08(a) (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep outstanding US Committed Loans ratable with any revised and new Pro Rata Shares of all the Lenders effective as of such Maturity Date. Each Canadian Borrower shall prepay any Canadian Committed Loans owing by it outstanding on the Maturity Date with respect to any Lender that did not consent to an extension of such Maturity Date pursuant to Section 4.08(a) (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep outstanding Canadian Committed Loans ratable with any revised and new Pro Rata Shares of all the Canadian Lenders effective as of such Maturity Date.”

Devon First Amendment to Credit Agreement

      § 2.3. Increase in Commitments. When used in Section 4.09(b) of the Original Agreement, the term “Extension Effective Date” is hereby changed to “Increase Effective Date”.

      § 2.4. Maintenance of Existence and Qualifications. The phrase at the beginning of Section 8.06 which reads:

      “Subject to Section 9.04,”

is hereby amended to read as follows:

      “Subject to Section 9.03 and Section 9.04.”

      § 2.5. Successors and Assigns. The phrase in Section 12.08(a) which reads as follows:

      “except as permitted under Section 9.04.”

is hereby amended to read as follows:

      “except as permitted under Section 9.03 and Section 9.04”

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

      § 3.1. Documents to be Delivered.

      (a) Except as set forth in Section 3.1 (b), this Amendment shall become effective as of the date set forth above (the “Effective Date”) when Administrative Agent shall have received, at Administrative Agent’s office, this Amendment duly executed and delivered by Borrowers, Administrative Agent and Lenders holding at least 75% of the Aggregate Commitments, and the Consent and Agreement attached thereto duly executed and delivered by Devon Financing ULC.

      (b) The amendments set forth in Article II of this Amendment shall become effective as of April 8, 2005 (the “First Extension Effective Date”) when Administrative Agent shall have received all of the following, at Administrative Agent’s office:

      (i) A Certificate of each Loan Party dated as of the First Extension Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying that the extension described in Article II of this Agreement has been duly authorized by such Loan Party and (ii) in the case of each Borrower, certifying that (A) before and after giving effect to such extension, the representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the First Extension Effective Date, except to the extent that such representations and warranties specifically refer to an

Devon First Amendment to Credit Agreement

earlier date, (B) before and after giving effect to such extension no Default exists or will exist, and (C) no event has occurred since the date of the most recent audited financial statements of the US Borrower delivered pursuant to Section 8.02(a) of the Original Agreement that has had, or could reasonably be expected to have, a Material Adverse Effect.

      (ii) Certificates of the existence and good standing of each Borrower in the jurisdiction in which such Borrower was organized, issued by the appropriate official of such jurisdiction.

      (c) All commitment, facility, agency, legal and other fees that are due on or before the First Extension Effective Date and are required to be paid or reimbursed to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into shall have been paid.

      (d) All legal matters relating to the Loan Documents and the consummation of the transactions contemplated thereby shall be satisfactory to Thompson & Knight L.L.P., counsel to Administrative Agent.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

      § 4.1. Representations and Warranties of Borrowers. In order to induce each Lender to enter into this Amendment, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the US Borrower represents and warrants to each Lender with respect to all of the following matters that:

      (a) The representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date.

      (b) Each Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.

      (c) The execution and delivery by each Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of such Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon such Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness of Borrowers which would reasonably be expected to have a Material Adverse

Devon First Amendment to Credit Agreement

Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of such Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

      (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of each Borrower, enforceable in accordance with its terms, except as limited by Debtor Relief Laws.

      (e) No event has occurred since the date of the most recent audited financial statements of the US Borrower delivered pursuant to Section 8.02(a) of the Original Agreement that has had, or could reasonably be expected to have, a Material Adverse Effect

      (f) No Default exists on the Effective Date.

ARTICLE V.

MISCELLANEOUS

      § 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

      § 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Borrower under this Amendment and under the Credit Agreement.

      § 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

      § 5.4. Governing Law. This amendment shall be governed by, and construed in accordance with, the law of the state of New York; provided that the administrative agent and each lender shall retain all rights arising under federal law.

Devon First Amendment to Credit Agreement

      § 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

      § 5.5. Ratification of Canadian Guaranty of Devon Energy Corporation. Devon Energy Corporation, a Delaware corporation, hereby (i) ratifies and confirms the Canadian Guaranty dated as of April 8, 2004 made by it for the benefit of Administrative Agent and Canadian Lenders, (ii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iii) agrees that such Canadian Guaranty shall remain in full force and effect.

      THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

      IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

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Devon First Amendment to Credit Agreement

DEVON ENERGY CORPORATION, as the US Borrower
By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President and Treasurer

NORTHSTAR ENERGY CORPORATION, as a Canadian Borrower
By:	/s/ Paul F. Brereton
Name:	Paul F. Brereton
Title:	Vice President, Finance

DEVON CANADA CORPORATION, as a Canadian Borrower
By:	/s/ Paul F. Brereton
Name:	Paul F. Brereton
Title:	Vice President, Finance

CONSENT AND AGREEMENT

      Devon Financing Corporation, U.L.C., a Nova Scotia unlimited company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of April 8, 2004 (the “DFC Guaranty”) made by it for the benefit of Administrative Agent and Lenders, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the DFC Guaranty shall remain in full force and effect.

DEVON FINANCING CORPORATION, U.L.C.
By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President and Treasurer

Devon First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Zewditu Menelik
Name:	Zewditu Menelik
Title:	Vice President

BANK OF AMERICA, N.A., by its Canada branch, as Administrative Agent
By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, a US L/C Issuer, and a US Swing Line Lender
By:	/s/ Zewditu Menelik
Name:	Zewditu Menelik
Title:	Vice President

BANK OF AMERICA, N.A., by its Canada branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender
By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A. as a Lender and a US L/C Issuer
By:	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

Devon First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., Toronto Branch, as a Canadian Lender
By:	/s/ Christine Chan
Name:	Christine Chan
Title:	Vice President

ABN AMRO BANK N.V., as a Lender
By:	/s/ Frank R. Russo, Jr.
Name:	Frank R. Russo, Jr.
Title:	Director

By:	/s/ John D. Reed
Name:	John D. Reed
Title:	Director

ABN AMRO BANK N.V., as a Canadian Lender
By:	/s/ Lawrence J. Maloney
Name:	Lawrence J. Maloney
Title:	Managing Director

By:	/s/ David Moore
Name:	David Moore
Title:	Director

BANK OF MONTREAL, as a Lender
By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

BANK OF MONTREAL, as a Canadian Lender
By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Devon First Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender
By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Stephen Christenson
Name:	Stephen Christenson
Title:	First Vice President

By:	/s/ Norman McClave
Name:	Norman McClave
Title:	First Vice President

BNP PARIBAS, as a Lender
By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Vice President

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

BNP PARIBAS (CANADA), as a Canadian Lender
By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Assistant Vice President

CITICORP USA, INC., as a Lender
By:	/s/ Simon D. Walker
Name:	Simon D. Walker
Title:	Vice President

Devon First Amendment to Credit Agreement

CITIBANK N.A., CANADIAN BRANCH, as a Canadian Lender
By:	/s/ Samuel Shih
Name:	Samuel Shih
Title:	Authorized Signer

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Olivier Audemard
Name:	Olivier Audemard
Title:	Managing Director

By:	/s/ Attila Coach
Name:	Attila Coach
Title:	Managing Director

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender
By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ Gregory S. Richards
Name:	Gregory S. Richards
Title:	Associate

CREDIT SUISSE FIRST BOSTON TORONTO BRANCH, as a Canadian Lender
By:	/s/ Alain Doust
Name:	Alain Doust
Title:	Director

By:	/s/ Peter Chauvin
Name:	Peter Chauvin
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Joel Makowsky
Name:	Joel Makowsky
Title:	Director

By:	/s/ Richard Henshall
Name:	Richard Henshall
Title:	Director

Devon First Amendment to Credit Agreement

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

DnB NOR Bank ASA, as a Lender
By:	/s/ Nils Fykse
Name:	Nils Fykse
Title:	Senior Vice President

By:	/s/ Stig Kristiansen
Name:	Stig Kristiansen
Title:	Vice President

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

MORGAN STANLEY BANK, as a Lender
By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Linda M. Stephens
Name:	Linda M. Stephens
Title:	Authorized Signatory

Devon First Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Canadian Lender
By:	/s/ David A. Foltz
Name:	David A. Foltz
Title:	Authorized Signatory

SOCIETE GENERALE, as a Lender
By:	/s/ Josh Rogers
Name:	Josh Rogers
Title:	Vice President

SOCIETE GENERALE (CANADA), as a Canadian Lender
By:	/s/ Cynthia Hansen
Name:	Cynthia Hansen
Title:	Director

By:	/s/ Benoit Desmarais
Name:	Benoit Desmarais
Title:	Managing Director

SOUTHWEST BANK OF TEXAS, N.A., as a Lender
By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Senior Vice President, Energy Lending

THE BANK OF NEW YORK, as a Lender
By:	/s/ Raymond J. Palmer
Name:	Raymond J. Palmer
Title:	Vice President

Devon First Amendment to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender
By:	/s/ K. Glasscock
Name:	K. Glasscock
Title:	VP & Manager

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Edward Cripps
Name:	Edward Cripps
Title:	Director, Banking Products Services, US

By:	/s/ Winslowe Ogbourne
Name:	Winslowe Ogbourne
Title:	Associate Director, Banking Products Services, US

UBS AG CANADA BRANCH, as a Canadian Lender
By:	/s/ Amy Fung
Name:	Amy Fung
Title:	Director

By:	/s/ Stephen Gerry
Name:	Stephen Gerry
Title:	Director

UMB BANK, n.a., as a Lender
By:	/s/ Richard J. Lehrter
Name:	Richard J. Lehrter
Title:	Community Bank President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Rotcher Watkins
Name:	Rotcher Watkins
Title:	Managing Director

Devon First Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Vice President

WILLIAMS STREET COMMITMENT CORPORATION, (Recourse only to assets of William Street Commitment Corporation), as a Lender
By:	/s/ Manda D’Agata
Name:	Manda D’Agata
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ Patricia Dundee
Name:	Patricia Dundee
Title:	Senior Vice President

KBC BANK N.V., as Lender
By:	/s/ Jean-Pierre Diels
Name:	Jean-Pierre Diels
Title:	First Vice President

By:	/s/ Eric Raskin
Name:	Eric Raskin
Title:	Vice President

Devon First Amendment to Credit Agreement